UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

Signal Genetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Signal Genetics, Inc. 5740 Fleet Street Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (760) 537-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 24, 2015, Signal Genetics, Inc. (the “Company”) issued a press release entitled “Signal Genetics Granted First European Patent for MyPRS®” (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in Item 7.01 this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of Section 18. Furthermore, the information shall not be deemed incorporated by reference into any registration statement or any other filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 24, 2015, the Company announced the grant of EU Patent Number 2537942 for its proprietary MyPRS® genetic test.

The patent, which was published on September 23, 2015, covers the use of the Company’s gene expression profiling assay to predict survival in multiple myeloma patients. With the patent in place, the Company plans to seek licensing opportunities with European partners in order to expand its global footprint for MyPRS®.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 24, 2015, entitled “Signal Genetics Granted First European Patent for MyPRS®.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNAL GENETICS, INC.

	By:	/s/ Tamara A. Seymour
	Name:	Tamara A. Seymour
	Title:	Chief Financial Officer

Date: September 24, 2015